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                                                                   EXHIBIT 10.21


                               PACKAGED ICE, INC.

                         REGISTRATION RIGHTS AGREEMENT


                                *    *    *    *


         THIS AGREEMENT is made as of September 20, 1995, by and among PACKAGED ICE, INC., a Texas corporation (the "Company"), and the persons and entities listed on the signature pages hereof (the "Stockholders").


         WHEREAS, in accordance with that certain Stock Purchase Agreement among the Company and certain Investors, the parties are desirous of entering into this Registration Rights Agreement.


         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the Company and the Holders agree as follows:

         Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                 (a) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                 (b) "Common Stock" shall mean the Common Stock, $.01 par value, of the Company, and any stock into which such common shares may hereafter be changed, and shall also include stock of the Company of any other class which is not preferred as to dividends or as to distributions of assets on liquidation, dissolution or winding up of the Company over any other class of stock of the Company, and which is not subject to redemption.

                 (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

                 (d) "Fully-Diluted Shares" shall mean all shares of issued and outstanding Common Stock of the Company, plus all outstanding subscriptions, warrants, options, rights, calls, or other commitments entitling any person to purchase or acquire any shares of Common Stock, plus any obligations or securities convertible into or exchangeable or exercisable for shares of Common Stock, to the extent not previously converted, exercised or exchanged.

                 (e) "Holder" shall mean any holder of outstanding Registrable Securities or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.
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                 (f)      "Initiating Holder" shall mean only a Holder or
Holders of at least 51% of the Registrable Securities then outstanding.

                 (g) "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

                 (h) "Registrable Securities" shall mean all of the following to the extent the same have not been sold to the public (i) any and all shares of Common Stock of the Company issued to or held by the Stockholders, including without limitation the Common Stock of the Company sold to the Stockholders on the date hereof and the Common Stock of the Company issued or issuable upon conversion of shares of the Company's Series A Convertible Preferred Stock; or (ii) stock issued in respect of stock referred to in (i) above in any reorganization, merger, consolidation or sale of all or substantially all of the Company's assets; or (iii) stock issued in respect of the stock referred to in (i) or (ii) as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (i) following a sale by a person in a transaction in which his rights under this Agreement are not properly assigned; or (ii) (A) following a sale to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) following a sale in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (C) if the registration rights associated with such securities have been terminated pursuant to Section 16 of this Agreement.

                 (i) "Rule 144" shall mean Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144A.

                 (j) "Rule 144A" shall mean Rule 144A under the Securities Act or any successor or similar rule as may be enacted by the Commission from time to time, but shall not include Rule 144.

                 (k) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations thereunder, all as the same shall be in effect at the time.

         Section 2. Restrictions on Transferability. The Registrable Securities (as defined herein) shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of the Registrable Securities held by a Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.


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         Section 3.       Restrictive Legend.  Each certificate representing
Registrable Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws or otherwise):

                 THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE OFFERED FOR SALE OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREUNDER OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RIGHTS TO REGISTER THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS INSTRUMENT TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

         Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Agreement.

         Upon the written request of a Holder of the Registrable Securities, the Company shall remove the foregoing legend from the certificates evidencing such Registrable Securities and issue to such Holder new certificates therefor, free of any transfer legend if, with such request, the Company shall have received an opinion of counsel selected by the Holder, such opinion to be reasonably satisfactory to the Company, to the effect that any transfers by said Holder of such Registrable Securities may be made to the public without compliance with either Section 5 of the Securities Act or Rule 144 thereunder and applicable state securities laws. In no event will such legend be removed if such opinion is based upon the "private offering" exemption of Section 4(2) of the Securities Act.

         Section 4.       Restrictions.  Notwithstanding the provisions of
Section 3, no registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is a partnership to a partner of such partnership (or to a partner or shareholder of a partner of such partnership) or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will, or intestate succession of any partner to his spouse or siblings, lineal descendants or ancestors of such partner or spouse, provided, that such transferee agrees in writing to be subject to all of the terms hereof to the same extent as if he were an original Holder hereunder.

         Section 5.       Requested Registration.

                 (a) If the Company shall receive from Initiating Holder a written request that the Company effect any registration with respect to all or at least one-half (1/2) of the issued and outstanding Registrable Securities held by the Initiating Holder, the Company shall:





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                           i)      promptly give written notice of the proposed
         registration to all other Holders; and

                          ii) as soon as practicable use its best efforts to register (including, without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all Registrable Securities which the Initiating Holder requests to be registered and all Registrable Securities which any other Holder requests to be registered within twenty (20) days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to file a registration statement pursuant to this Section 5:

                                  (A)      prior to five (5) years or after
                 eight (8) years from the date hereof;

                                  (B) in any particular state in which the Company would be required to execute a general consent to service of process in effecting such registration;

                                  (C)      within 120 days following the
                 effective date of any registered offering of the Company's securities to the general public in which the Holders of Registrable Securities shall have been able effectively to register all Registrable Securities as to which registration shall have been requested;

                                  (D)      in any registration having an
                 aggregate offering price (before deduction of underwriting discounts and expenses of sale) of less than $4,500,000;

                                  (E)      after the Company has effected one
                 such registration pursuant to this Section 5 and such registration has been declared or ordered effective;

                                  (F)      with the underwriter being other
                 than a nationally recognized investment banking firm.

Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ninety (90) days after receipt of the request or requests of the Initiating Holders and shall use reasonable best efforts to have such registration statement promptly declared effective by the Commission whether or not all Registrable Securities requested to be registered can be included; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good-faith judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed within such ninety-day (90-day) period and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than ninety (90) days after the expiration of the initial ninety-day (90- day) period within which to file such registration statement; provided, that during such time the Company may not file a registration statement for securities to be issued and sold for its own account or the account of any other of its shareholders.





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                 (b)      If the Initiating Holder intends to distribute the
Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request. In such event or if an underwriting is required by subsection 5(c), the Company shall include such information in the written notice referred to in subsection 5(a)(i). In either such event, if so requested in writing by the Company, the Initiating Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration; provided, however, that if a majority in interest of the Initiating Holders have not agreed with such underwriter as to the terms and conditions of such underwriting within twenty
(20) days following commencement of such negotiations, a majority in interest of the Initiating Holders may select an underwriter of their choice. The right of any Holder to registration pursuant to Section 5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be registered by such Holders; provided, however, that securities to be included in such registration statement as a result of piggyback registration rights as well as any securities to be offered by the Company, its officers and employees shall be excluded from the registration statement prior to the exclusion of any Registrable Securities requested to be registered by the Holders. If any Holder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters) the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in proportion to the respective amounts of Registrable Securities held by such Holders used in determining the limitation as set forth above. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

                 (c) If the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act as a result of the registration of shares of its Common Stock under the Exchange Act, any registration pursuant to this Section 5 must be firmly underwritten if the registration exceeds two percent (2%) of the Company's outstanding fully diluted shares.

                 (d) If, at the time any written request for registration is received by the Company pursuant to this Section 5, the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its securityholders, or in the event that Section 7 hereof is applicable, then such written request shall be deemed to have been given pursuant to





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Section 6 hereof or 7 hereof, as the case may be, rather than this Section 5, and the rights of the Holders covered by such written request shall be governed by such Section 6 or 7.

         Section 6.       Piggyback Registration.

                 (a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction under Rule 145 of the Securities Act, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                          i) give to each Holder written notice thereof as soon as practicable prior to filing the registration statement; and

                          ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within ten (10) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection (b) below.

                 (b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to subsection 6(a)(i). In such event, the right of any Holder to registration pursuant to Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration if the registration is the first registered offering for the sale of the Company's securities to the general public (provided that no shares held by officers and directors of the Company, other than Registrable Securities that may be owned by officers and directors, are included in the registration and underwriting). The Company shall so advise all Holders and the other shareholders of the Company distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 6, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and other securities held by other holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other





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Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                 (c) In the event that the Company grants to any person piggyback registration rights which are more favorable than the piggyback registration rights granted to the Holders hereunder, the provisions of this
Section 6 shall automatically be amended to incorporate the more favorable piggyback registration rights granted to such person.

         Section 7. Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or its successor form. After the Company has qualified for the use of Form S-3, the Initiating Holder shall have the right at any time after five years after the date hereof to request a registration on Form S-3 (such request shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holder), subject only to the following:

                 (a) The Company shall not be required to file a registration statement pursuant to this Section 7 within ninety (90) days of the effective date of any registration referred to in Sections 5 and 6 above.

                 (b) The Company shall not be required to file a registration statement pursuant to this Section 7 unless the Holder requesting registration proposes to dispose of shares of Registrable Securities having an aggregate disposition price (before deduction of underwriting discounts and expenses of sale) of at least $1,000,000.

                 (c) The Company shall not be required to file more than one registration statement pursuant to this Section 7 in any 12-month period.

         The Company shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this
Section 7 and shall provide a reasonable opportunity for other Holders to participate in the registration; provided, that if the registration is for an underwritten offering, the following terms shall apply to all participants in such offering: The right of any Holder to registration pursuant to Section 7 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 7, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Holders in proportion, as





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nearly as practicable, to the respective amounts of securities requested by such Holders to be included in such registration. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the proportion held by such Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

         Section 8. Expenses of Registration. In addition to the fees and expenses contemplated by Section 9 hereof, all expenses incurred in connection with one registration pursuant to Section 5 hereof and all registrations pursuant to Sections 6 and 7 hereof, including without limitation all registration, federal and state filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and underwriters (if the Company or the Holders are required to bear such fees and disbursements of counsel for the underwriters) and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities or fees of a separate legal counsel of a Holder.

         Section 9. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

                 (a) prepare and file the appropriate registration statement and keep such registration pursuant to Sections 5, 6 and 7 continuously effective for a period of nine (9) months, or, in each case, such reasonable period necessary to permit the Holder or Holders to complete the distribution described in the registration statement relating thereto, whichever first occurs;

                 (b) promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act, and to keep such registration statement effective for that period of time specified in Section 9(a) above;

                 (c) furnish such number of prospectuses and other documents incident thereto as a Holder or the underwriters of such offering from time to time may reasonably request;

                 (d) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;





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                 (e)      subject to Section 5(a)(ii)(B), register or qualify
such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any Holder or underwriter reasonably requires, and keep such registration or qualification effective during the period set forth in Section 9(a) above;

                 (f) cause all Registrable Securities covered by such registrations to be listed on each securities exchange, including NASDAQ, on which similar securities issued by the Company are then listed or, if no such listing exists, use reasonable best efforts to list all Registrable Securities on one of the New York Stock Exchanges, the American Stock Exchange or NASDAQ; and

                 (g) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                 (h) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

                 (i) at the request of any Holder of Registrable Securities, furnish on the date that Registrable Securities are delivered to the underwriters for sale or otherwise made available for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Holder, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such Holder or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and





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                 (j)      notify each Holder, at any time a prospectus covered
by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and prepare and file any amendment or supplement to such registration statement as may be necessary to correct any such statement or omission; and

                 (l) take such other actions as shall be reasonably requested by any Holder.

         Section 10.      Indemnification.

                 (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 5, 6 or 7, the Company will indemnify and hold harmless each Holder of such Registrable Securities thereunder and its officers, directors and partners, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, expenses, damages or liabilities, joint or several, to which such Holder or its officers, directors or partners, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, expense, loss, damage or liability arises out of or is based on any untrue statement or alleged untrue statement or omission or alleged omission in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

                 (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and each underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration





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statement, prospectus, or amendment or supplement thereof or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, or amendment or supplement thereof in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder, its officers, directors and partners, and any person controlling such Holder, shall be liable under this Section 10(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities sold by such Holder in such registration.

                 (c)      Each party entitled to indemnification under this
Section 10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, (provided that if there shall exist a conflict of interest between the Indemnified Party and the Indemnifying Party, then Indemnified Party's counsel shall be paid for by the Indemnifying Party) and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                 (d) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if, as a result of this Section 10(d), any Holder, its officers, directors, and partners and any person controlling such Holder is held liable for an amount which exceeds the aggregate proceeds received by such Holder from the sale of Registrable Securities included in a registration, as provided in
Section 10(b) above, pursuant to such underwriting agreement (the "Excess Liability"), the Company shall reimburse any such Holder for such Excess Liability.

                 (e) If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 10(e) shall be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

                 (f) The indemnification provided by this Section 10 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         Section 11. Lockup Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company's securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred twenty (120) days) from the effective date of such registration as the Company and the underwriters may specify, so long as all Holders or stockholders holding more than one percent (1%) of the outstanding Common Stock and all officers and directors of the Company are bound by a comparable obligation provided, however, that nothing herein shall prevent any Holder that is a partnership or corporation from making a distribution of Registrable Securities to the partners or shareholders thereof that is otherwise in compliance with applicable securities laws, so long as such distributees agree to be so bound.

         Section 12. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration referred to herein.

         Section 13. Rule 144 and 144A Reporting. With a view to making available to Holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public to:

                 (a) make and keep public information available, as those terms are understood and defined in Rule 144 and Rule 144A;

                 (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

         For purposes of facilitating sales pursuant to Rule 144A, so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, each Holder and any prospective purchaser of such Holder's securities shall have the right to obtain from the Company, upon request of the Holder prior to the time of sale, a brief statement of the nature of the business of the Company and the products and services it offers; and the Company's most recent balance sheet and profit and loss and retained earnings statements, and similar financial statements for the two preceding fiscal years (the financial statements should be audited to the extent reasonably available).

         Section 14. Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities of a Holder and keep information available granted to a Holder by the Company under Sections 5, 6 and 7 may be assigned by a Holder to any partner or shareholder of such Holder, to any other Holder, or to a transferee or assignee who receives at least the lesser of such Holder's entire holding of Registrable Securities or 100,000 shares of Registrable Securities (as adjusted for stock splits and the like; it being understood that for purposes of this Section the Company's Series A Preferred Stock shall constitute Registrable Securities on an as-converted basis); provided, that the Company is given written notice by the Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

         Section 15. Limitations on Subsequent Registration Rights. From and after the date these registration rights are granted, the Company shall not, without the prior written consent of the Holders of not less than fifty percent (50%) of the Registrable Securities then held by Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration filed under Sections 5, 6 or 7 hereof other than rights identical or subordinate to the rights of any Holder hereunder.

         Section 16.      Termination of Rights.

                 (a) The rights of any particular Holder to cause the Company to register securities under Sections 5, 6 and 7 shall terminate with respect to such Holder at such time, following a bona fide, firmly underwritten public offering of shares of the Company's Common Stock registered under the Securities Act (provided that the aggregate gross offering price equals or exceeds $7,500,000), as such Holder is able to dispose of all of his Registrable Securities in one three-month period pursuant to the provisions of Rule 144, provided that such Holder holds not more than one percent (1%) of the outstanding voting stock of the Company.

                 (b) Notwithstanding the provisions of paragraph (a) of this section 16, the rights of any particular Holder to cause the Company to register securities under Section 5 shall terminate eight (8) years after the date of this Agreement.

         Section 17. Put Option. In the event that a majority in interest of the Holders have not effected a registration of Registrable Securities under Section 5 of this Agreement by the time their registration rights hereunder have terminated pursuant to Section 16(b), each of the Holders shall have a "put" option to sell to the Company all or part of their Registrable Securities for the Fair Market Value thereof (as defined below). This option must be exercised by written notice to the Company within two (2) years after the eight year anniversary of this Agreement. This option shall be contingent upon the Company's ability to finance the purchase of such Registrable Securities with senior bank indebtedness on terms and conditions which are reasonable to the Company as determined by the Board of Directors in its discretion; provided that the Company will be required to use its best efforts to obtain such financing. If the Company is a reporting company under the Exchange Act and the Common Stock is publicly traded, "Fair Market Value" shall be defined as the average of the daily closing prices per share of Common Stock for thirty (30) consecutive trading days ending no more than one (1) business day before the date that the Company received the option notice (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 consecutive trading day period). The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and asked prices regular way, in either case as reported by NASDAQ or any comparable system or, if the Common Stock is not listed on NASDAQ or any comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Seller for that purpose. If the Common Stock is not publicly traded, Fair Market Value shall be determined by agreement among the Holders and the Company, or if the parties are unable to agree within thirty days after the date of the option notice, by a nationally recognized investment banking, accounting or appraisal firm selected by the Company and a majority in interest of the Holders. This Section 17 shall be of no force or effect (i) upon a termination of registration rights as provided in Section 16 (a) of this Agreement, (ii) in the event that the Holders shall have effected a registration of at least 75% of the Registrable Securities under Sections 5, 6 or 7 of this Agreement, or (iii) in the event of a firmly underwritten public offering of Common Stock (provided that the aggregate gross offering price equals or exceeds $7,500,000.)

         Section 18. Representations and Warranties of the Company. The Company represents and warrants to the Holders as follows:

                 (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                 (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of equitable remedies as such remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

         Section 19.      Miscellaneous.

                 (a) Amendments. This Agreement may be amended only by a writing signed by the Company and by the Holders of more than fifty percent (50%) of the Registrable Securities, as constituted from time to time. The Holders hereby consent to future amendments to this Agreement that permit future investors, other than employees, officers or directors of the Company, to be made parties hereto and to become Holders of Registrable Securities; provided, however, that no such future amendment may materially impair the rights of the Holders hereunder without obtaining the requisite consent of the Holders, as set forth above. For purposes of this Section, Registrable Securities held by the Company or beneficially owned by any officer or employee of the Company shall be disregarded and deemed not to be outstanding.

                 (b) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute a single instrument.

                 (c) Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and may be sent initially by facsimile transmission and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Holder, at such Holder's address set forth on the books of the Company, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to any other holder of any Registrable Securities, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, to the Company's current address at 8572 Katy Freeway, Suite 101, Houston, Texas 77024, or at such other address as the Company shall have furnished to the Holders. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by first class, postage prepaid mail, at the earlier of its receipt or seventy-two
(72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

                 (d) Nonpublic Information. Any other provisions of this agreement to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days (and for periods not exceeding, in the aggregate, 60 days in any 24-month period) if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

                 (e) Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                 (f) Dilution. If, and as often as, there is any change in the Common Stock or the Convertible Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Convertible Preferred Stock as so changed.

                 (g) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Texas without regard to principles of conflict of law.



                            (SIGNATURE PAGE FOLLOWS)

COMPANY:                                   PACKAGED ICE, INC.



                                           By:
                                              ---------------------------------
                                              JAMES F. STUART, PRESIDENT




STOCKHOLDERS:                              THE FOOD FUND II LIMITED PARTNERSHIP



                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------



                                           NORWEST EQUITY PARTNERS V, A
                                           MINNESOTA LIMITED PARTNERSHIP

                                           By:      ITASCA PARTNERS V, L.L.P.,
                                                    ITS GENERAL PARTNER

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------